                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 12, 1999 included in Smart & Final Inc.'s Form 10-K for the year ended January 3, 1999 and to all references to our Firm included in this registration statement.

                                    /s/ Arthur Andersen LLP
                                    -----------------------
                                    ARTHUR ANDERSEN LLP

Los Angeles, California
September 23, 1999